UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 4, 2011

Commission File Number 333-161795

FOREX INTERNATIONAL TRADING CORP.
(Exact name of small business issuer as specified in its charter)

Nevada	27-0603137
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Grand Central Place
60 E 42nd Street, Suite 5310
New York, NY 10165
 (Address of principal executive offices)

888-333-8075
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers

Michael Weissman:

On March 4, 2011, Michael Weissman was engaged by Forex International Trading Corp. (the "Company") to serve as the Executive Vice President of the Company.

In 2009, Mr. Weissman founded Wheatley Asset Management LLC (“Wheatley”), a broker in the Forex and Futures markets, and Forex New York City LLC (“Forex NYC”), an education and training company dedicated to serving the market of retail traders wishing to learn how to trade the world's currencies. The Company presently owns 50% of the outstanding securities of Forex NYC and Wheatley.  As managing member, Mr. Weissman’s responsibilities include strategic planning, administration, compliance and marketing.  In 2004, Mr. Weissman started trading currencies in the Foreign Exchange (Forex) markets and acquired his National Futures Association Series 3 & 34 licenses.  Mr. Weissman earned a BS degree from the State University of New York at Binghamton in 1978.

Mr. Glass and Mr. Reich:

On March 4, 2011, the Company amended the Director Agreements by and between the Company and William Glass and Stewart Reich whereby Mr. Glass and Mr. Reich will each receive shares of common stock of the Company equal to $12,000 divided by the Company’s market price discounted by 25% on an annual basis.  The shares of common stock will be restricted as required under the Securities Act of 1933, as amended.

Liat Franco:

On March 4, 2011, the Company entered into an Employment Agreement (the “Employment Agreement”) with Liat Franco whereby the Company will employ Ms. Franco as its Secretary for a term of one year (the “Term”).  Ms. Franco does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.  For her services during the Term as Secretary, the Company will issue Ms. Franco 15,000 shares of common stock of the Company, which will have a restrictive legend under the Securities Act of 1933, as amended.  In the event that the Term of the Employment Agreement is extended, then the number of shares of common stock will be determined by dividing $6,000 by the market price on the first trading day of the Term.

Item 9.01  Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Letter Amendment by and between Forex International Trading Corp. and William Glass, dated March 4, 2011

10.2	Letter Amendment by and between Forex International Trading Corp. and Stewart Reich, dated March 4, 2011

10.3	Employment Agreement by and between Forex International Trading Corp. and Liat Franco, dated March 7, 2011

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FOREX INTERNATIONAL TRADING CORP.

Date: March 9, 2011	By:	/s/ Darren Dunckel
New York, NY		Name: Darren Dunckel
Title: CEO, President, CFO, Treasurer and Director